Morgan Stanley Limited Duration U.S. Treasury Trust
LETTER TO THE SHAREHOLDERS o MAY 31, 2002


Dear Shareholder:

On April 25, 2002, the Board of Trustees of Morgan Stanley Short-Term U.S. Treasury Trust approved a change to one of the Fund's investment strategies whereby the Fund would change its current strategy of seeking to maintain an overall weighted average maturity of the portfolio of less than three years to a strategy of seeking to maintain an overall average portfolio duration of three years or less. The maturity of a security measures only the time until a debt security provides its final payment and takes no account of the pattern of a security's payments or prepayments to maturity. Duration, however, measures the expected life of a debt security and is a more precise measure of the interest-rate sensitivity of that security.

The Fund's portfolio management team believes that this change in investment strategy will give the Fund greater investment flexibility as well as the ability to better diversify the Fund's portfolio in U.S. Treasury securities. This change will not affect the types of securities that the Fund may purchase or the Fund's investment objective of seeking to provide current income, preservation of principal and liquidity.

Please note that in connection with this change in investment strategy the Fund's Board of Trustees approved changing the Fund's name to Morgan Stanley Limited Duration U.S. Treasury Trust. Both the change in investment strategy and the change of name are expected to take effect on or about July 30, 2002.


Market Overview

This annual report to shareholders covers the 12-month period ended May 31, 2002, an extraordinary period for the U.S. economy and the U.S. Treasury market. At its beginning the economy already was slowing, although the slowdown had yet to be officially recognized as a recession. By the end of the period the economy appeared to be recovering.

At first, the slowdown had been due to an inventory correction, particularly in the telecommunications and technology sectors. Consequently, manufacturing overall was particularly weak. Consumer spending subsequently slowed as consumer confidence softened. Toward the end of last summer the economy began to show some improvement. The terrorist attacks of September 11, however, constituted a further shock to the economy. By the end of November an already faltering economy clearly was in a recession.

The Federal Reserve Board responded with a series of cuts in the federal funds rate since early 2001. Its easing moves began with a cut from 6.50 percent in January 2001 to 4.0 percent in May 2001, then by an additional 50 basis points to 3.50 percent in the period through September 11. With repercussions from the attacks creating an urgent need for economic stimuli, the Fed slashed the funds rate to 1.75 percent through early December.

Morgan Stanley Limited Duration U.S. Treasury Trust
LETTER TO THE SHAREHOLDERS o MAY 31, 2002 continued


The Fed's rate cuts combined with governmental tax relief and spending increases to plant the seeds for recovery, which we believe became evident at the beginning of 2002. The strength of the recovery has been somewhat uneven, however, and post-Enron accounting disclosure issues and an unsettled geopolitical environment have not helped.

Against this backdrop, the short-term Treasury market has been equally interesting. By the beginning of the period, the benchmark two-year Treasury note yield had already dropped by more than 200 basis points from its cyclical high in early 2000. It subsequently fell by another 189 basis points to 2.30 percent at its closing low in November 2001. Rates then rose as high as 3.72 percent on expectations that the economy would recover and that fiscal stimuli would increase Treasury security issuance. Subsequent doubts about the strength of the recovery permitted Treasury yields to slip to 3.20 percent at the end of May 2002.


Performance and Portfolio Strategy

For the 12-month period ended May 31, 2002, the Fund returned 5.02 percent versus 6.40 percent for the Lehman Brothers U.S. Government Bond Index (1 - 3
Year). The accompanying chart compares the Fund's performance to that of the Index.

The Fund's performance relative to its benchmark was hampered by its investment in a combination of very short Treasury securities and somewhat longer intermediate Treasury issues. In addition, although investing exclusively in Treasury securities is tax efficient for many investors in the Fund, it does result in a modest yield handicap relative to the Fund's benchmark index. Performance was boosted, though, by the Fund's somewhat greater interest-rate sensitivity in the period through November, when rates fell, and somewhat less sensitivity between December and March. Interest-rate sensitivity returned to a benchmark level for the balance of the review period.

At the end of the fiscal year, the Fund was fully invested in U.S. Treasuries, as mandated by the prospectus, with a weighted-average effective duration of approximately 1.45 years.


Looking Ahead

We believe that the economic recovery will continue during the months ahead but that inflation will stay at acceptable levels. Such a scenario would likely create upward pressure for the federal funds rate. Although this could adversely affect the performance of the Fund, the 3.20 percent yield on two-year Treasury securities at the end of the period already discounted a significant portion of any tightening that might have been expected. As always, adjustments to the Fund's maturity and portfolio composition will be made as conditions warrant and opportunities become available.

Morgan Stanley Limited Duration U.S. Treasury Trust
LETTER TO THE SHAREHOLDERS o MAY 31, 2002 continued


We appreciate your ongoing support of Morgan Stanley Limited Duration U.S. Treasury Trust and look forward to continuing to serve your investment needs.


Very truly yours,

/s/ Charles A. Fiumefreddo               /s/ Mitchell M. Merin
Charles A. Fiumefreddo                   Mitchell M. Merin
Chairman of the Board                    President



Annual Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents including shareholder reports, prospectuses and proxy materials to investors with the same last name and who reside at the same address. Your participation in this program will continue for an unlimited period of time, unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00am to 8:00pm, ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Morgan Stanley Limited Duration U.S. Treasury Trust
FUND PERFORMANCE o MAY 31, 2002


[GRAPHIC OMITTED]


                           GROWTH OF $10,000 CLASS B

                Date               Total               Lehman
            May 31, 1992          $10,000             $10,000
            May 31, 1993          $10,675             $10,682
            May 31, 1994          $10,702             $10,898
            May 31, 1995          $11,367             $11,700
            May 31, 1996          $11,832             $12,318
            May 31, 1997          $12,498             $13,132
            May 31, 1998          $13,333             $14,047
            May 31, 1999          $13,933             $14,788
            May 31, 2000          $14,328             $15,384
            May 31, 2001          $15,634             $16,931
            May 31, 2002          $16,418 (2)         $18,015

                         ---- Fund     ==== Lehman(3)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

Average Annual Total Returns
---------------------------------------
PERIOD ENDED 5/31/02
----------------------------
1 Year                       5.02%(1)
5 Years                      5.61%(1)
10 Years                     5.08%(1)


---------------
(1) Figure shown assumes reinvestment of all distributions. There is no sales charge.
(2)   Closing value assuming a complete redemption on May 31, 2002.
(3) The Lehman Brothers 1-3 Year U.S. Government Bond Index is a sub-index of the Lehman Brothers U.S. Government Bond Index and is comprised of Agency and Treasury securities with maturities of one to three years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Limited Duration U.S. Treasury Trust
PORTFOLIO OF INVESTMENTS o MAY 31, 2002


PRINCIPAL                        DESCRIPTION
AMOUNT IN                            AND                         COUPON
THOUSANDS                       MATURITY DATE                     RATE            VALUE
-------------------------------------------------------------------------------------------
           U.S. Government Obligations (92.9%)
           U.S. Treasury Notes
$ 15,000   11/30/03 ...........................................   3.00 %       $ 15,043,950
   5,000   12/31/03 ...........................................   3.25            5,028,710
  50,500   03/31/03 ...........................................   4.25           51,371,933
  72,300   02/15/04 ...........................................   4.75           74,443,550
 147,750   11/30/02 ...........................................   5.75          150,572,321
   3,000   11/15/04 ...........................................   5.875           3,169,218
  87,575   05/15/05 ...........................................   6.75           94,998,382
  20,000   05/15/04 ...........................................   7.25           21,534,380
  29,300   02/15/05 ...........................................   7.50           32,262,055
  55,000   11/15/04 ...........................................   7.875          60,648,225
                                                                               ------------
           Total U.S. Government Obligations
           (Cost $507,043,158) ................................                 509,072,724
                                                                               ------------
           Short-Term Investments (a) (7.0%)
           U.S. Government Obligations
           U.S. Treasury Bills
   8,900   06/13/02 - 07/11/02 ................................   1.66            8,891,202
     300   06/13/02 ...........................................   1.67              299,833
   4,400   06/13/02 ...........................................   1.68            4,397,534
   2,400   06/20/02 ...........................................   1.69            2,397,853
   8,000   06/20/02 ...........................................   1.70            7,992,822
   2,600   08/01/02 ...........................................   1.71            2,592,714
   1,800   06/06/02 ...........................................   1.715           1,799,571
  10,100   06/12/02 - 06/13/02 ................................   1.72           10,094,998
                                                                               ------------
           Total Short-Term Investments
           (Cost $38,466,258) .................................                  38,466,527
                                                                               ------------

           Total Investments (Cost $545,509,416) (b) ..........  99.9  %        547,539,251

           Other Assets in Excess of Liabilities ..............   0.1               735,177
                                                                               ------------

           Net Assets ......................................... 100.0  %       $548,274,428
                                                                               ============

------------
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $2,372,294 and the aggregate gross unrealized depreciation is $342,459, resulting in net unrealized appreciation of $2,029,835.


                       See Notes to Financial Statements

Morgan Stanley Limited Duration U.S. Treasury Trust
FINANCIAL STATEMENTS


Statement of Assets and Liabilities
May 31, 2002


Assets:
Investments in securities, at value
 (cost $545,509,416)..........................................    $ 547,539,251
Cash .........................................................        5,562,540
Receivable for:
  Shares of beneficial interest sold .........................        4,576,879
  Interest ...................................................        2,656,361
Prepaid expenses and other assets ............................           22,383
                                                                  -------------

  Total Assets ...............................................      560,357,414
                                                                  -------------
Liabilities:
Payable for:
  Investments purchased ......................................       10,940,001
  Shares of beneficial interest repurchased ..................          580,123
  Distribution fee ...........................................          156,331
  Investment management fee ..................................          156,331
  Dividends to shareholders ..................................          133,648
Accrued expenses and other payables ..........................          116,552
                                                                  -------------

  Total Liabilities ..........................................       12,082,986
                                                                  -------------

  Net Assets .................................................    $ 548,274,428
                                                                  =============
Composition of Net Assets:
Paid-in-capital ..............................................    $ 569,595,647
Net unrealized appreciation ..................................        2,029,835
Dividends in excess of net investment income .................       (5,462,000)
Accumulated net realized loss ................................      (17,889,054)
                                                                  -------------

  Net Assets .................................................    $ 548,274,428
                                                                  =============
Net Asset Value Per Share,
55,306,571 shares outstanding (unlimited shares authorized
of $.01 par value ............................................            $9.91
                                                                          =====


                       See Notes to Financial Statements

Morgan Stanley Limited Duration U.S. Treasury Trust
FINANCIAL STATEMENTS continued


Statement of Operations
For the year ended May 31, 2002


Net Investment Income:

Interest Income ...............................    $14,292,598
                                                   -----------
Expenses
Investment management fee .....................      1,402,563
Distribution fee ..............................        915,453
Transfer agent fees and expenses ..............        228,612
Registration fees .............................         90,254
Professional fees .............................         63,934
Shareholder reports and notices ...............         41,335
Trustees' fees and expenses ...................         24,802
Custodian fees ................................         14,023
Other .........................................         17,711
                                                   -----------

  Total Expenses ..............................      2,798,687

Less: expense offset ..........................        (11,756)
                                                   -----------

  Net Expenses ................................      2,786,931
                                                   -----------

  Net Investment Income .......................     11,505,667
                                                   -----------
Net Realized and Unrealized Gain:
Net realized gain .............................      5,979,448
Net change in unrealized appreciation .........        833,469
                                                   -----------

  Net Gain ....................................      6,812,917
                                                   -----------

Net Increase ..................................    $18,318,584
                                                   ===========



                       See Notes to Financial Statements

Morgan Stanley Limited Duration U.S. Treasury Trust
FINANCIAL STATEMENTS continued


Statement of Changes in Net Assets


                                                                                    FOR THE YEAR      FOR THE YEAR
                                                                                        ENDED             ENDED
                                                                                    MAY 31, 2002      MAY 31, 2001
                                                                                   --------------    --------------
Increase (Decrease) in Net Assets:

Operations:
Net investment income ..........................................................    $ 11,505,667      $ 15,725,148
Net realized gain ..............................................................       5,979,448         4,740,749
Net change in unrealized appreciation/depreciation .............................         833,469         3,394,189
                                                                                    ------------      ------------

  Net Increase .................................................................      18,318,584        23,860,086

Dividends to shareholders from net investment income ...........................     (21,061,083)      (15,728,547)

Net increase from transactions in shares of beneficial interest ................     242,820,165        32,132,216
                                                                                    ------------      ------------

  Net Increase .................................................................     240,077,666        40,263,755
Net Assets:
Beginning of period ............................................................     308,196,762       267,933,007
                                                                                    ------------      ------------
End of Period
(Including dividends in excess of net investment income of $5,462,000 and $0,
respectively) ..................................................................    $548,274,428      $308,196,762
                                                                                    ============      ============

                       See Notes to Financial Statements

Morgan Stanley Limited Duration U.S. Treasury Trust
NOTES TO FINANCIAL STATEMENTS o MAY 31, 2002


1. Organization and Accounting Policies

Morgan Stanley Limited Duration U.S. Treasury Trust (the "Fund"), formerly Morgan Stanley Short-Term U.S. Treasury Trust, (The Fund's name changed effective July 30, 2002), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is current income, preservation of principal and liquidity. The Fund seeks to achieve its objective by investing its assets in U.S. Treasury securities backed by the full faith and credit of the U.S. Government. The Fund was organized as a Massachusetts business trust on June 4, 1991 and commenced operations on August 13, 1991.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) Portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the respective life of the securities. Interest income is accrued daily.

C. Federal Income Tax Status - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. Dividends and Distributions to Shareholders - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

Morgan Stanley Limited Duration U.S. Treasury Trust
NOTES TO FINANCIAL STATEMENTS o MAY 31, 2002 continued


income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


2. Investment Management Agreement

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays a management fee, accrued daily and payable monthly, by applying the annual rate of 0.35% to the net assets of the Fund determined as of the close of each business day.


3. Plan of Distribution

Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the distribution of shares of the Fund.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.35% of the Fund's average daily net assets during the month. For the year ended May 31, 2002, the distribution fee was accrued at the annual rate of 0.23%.


4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/maturities of portfolio securities for the year ended May 31, 2002 aggregated $580,140,016 and $248,244,787, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended May 31, 2002 included in Trustees' fees and

Morgan Stanley Limited Duration U.S. Treasury Trust
NOTES TO FINANCIAL STATEMENTS o MAY 31, 2002 continued


expenses in the Statement of Operations amounted to $11,050. At May 31, 2002, the Fund had an accrued pension liability of $51,997, which is included in accrued expenses in the Statement of Assets and Liabilities.


5. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                       FOR THE YEAR                     FOR THE YEAR
                                                          ENDED                            ENDED
                                                       MAY 31, 2002                     MAY 31, 2001
                                              ------------------------------   ------------------------------
                                                  SHARES         AMOUNT            SHARES         AMOUNT
                                               -----------    -------------     -----------    -------------
Shares sold ...............................     70,301,771    $ 700,442,174      59,831,316    $ 592,776,438
Shares issued in reinvestment of dividends       1,453,115       14,474,442       1,063,396       10,498,701
                                               -----------    -------------     -----------    -------------
                                                71,754,886      714,916,616      60,894,712      603,275,139
Shares repurchased ........................    (47,381,249)    (472,096,451)    (57,689,898)    (571,142,923)
                                               -----------    -------------     -----------    -------------
Net increase ..............................     24,373,637    $ 242,820,165       3,204,814    $  32,132,216
                                               ===========    =============     ===========    =============


6. Federal Income Tax Status

During the year ended May 31, 2002, the Fund utilized approximately $639,000 of its net capital loss carryover. At May 31, 2002, the Fund had a net capital loss carryover of approximately $17,151,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through May 31 of the following years:


                              AMOUNTS IN THOUSANDS
-------------------------------------------------------------------------------
     2003          2004          2005         2006        2007         2008
     ----          ----          ----         ----        ----         ----
    $9,418        $6,271         $333         $246         $22         $861
    ======        ======         ====         ====         ===         ====


Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $738,000 during fiscal 2002.

As of May 31, 2002, the Fund had temporary book/tax differences primarily attributable to post-October losses and book amortization of premiums on debt securities and permanent book/tax differences attributable to tax adjustments on debt securities sold by the Fund. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was charged and dividends in excess of net investment income was credited $5,898,795.

Morgan Stanley Limited Duration U.S. Treasury Trust
NOTES TO FINANCIAL STATEMENTS o MAY 31, 2002 continued


7. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.


8. Change in Accounting Policy

Effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets of the Fund, but resulted in a $1,805,379 decrease in the cost of securities and a corresponding decrease to undistributed net investment income based on securities held as of May 31, 2001.

The effect of this change for the year ended May 31, 2002 was to decrease net investment income by $9,555,049; increase unrealized appreciation by $3,656,254; and increase net realized gains by $5,898,795. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change.

Morgan Stanley Limited Duration U.S. Treasury Trust
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                             FOR THE YEAR ENDED MAY 31
                                                      ------------------------------------------------------------------------
                                                          2002           2001           2000           1999           1998
                                                      ------------   ------------   ------------   ------------   ------------
Selected Per Share Data:
Net asset value, beginning of period ..............     $ 9.96          $ 9.66         $ 9.90         $ 9.96        $ 9.85
                                                        ------          ------         ------         ------        ------
Income (loss) from investment operations:
 Net investment income ............................       0.39(2)         0.56           0.51           0.50          0.53
 Net realized and unrealized gain (loss) ..........       0.10(2)         0.30          (0.24)         (0.06)         0.11
                                                        ------          ------         ------         ------        ------
Total income from investment operations ...........       0.49            0.86           0.27           0.44          0.64
                                                        ------          ------         ------         ------        ------

Less dividends from net investment income .........      (0.54)          (0.56)         (0.51)         (0.50)        (0.53)
                                                        ------          ------         ------         ------        ------

Net asset value, end of period ....................     $ 9.91          $ 9.96         $ 9.66         $ 9.90        $ 9.96
                                                        ======          ======         ======         ======        ======

Total Return+ .....................................       5.02%           9.12%          2.83%          4.50%         6.68%
Ratios to Average Net Assets:
Expenses ..........................................       0.70%           0.74%          0.80%(1)       0.80%         0.82%
Net investment income .............................       2.87%(2)        5.66%          5.25%          4.95%         5.30%
Supplemental Data:
Net assets, end of period, in thousands ...........   $548,274        $308,197       $267,933       $313,059      $241,025
Portfolio turnover rate ...........................         77%            236%           255%           164%           95%

------------
 + Calculated based on the net asset value as of the last business day of the period.
(1)   Does not reflect the effect of expense offset of 0.01%.
(2) Effective June 1, 2002, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended May 31, 2002 was to decrease net investment income per share by $0.24, increase net realized and unrealized gain or loss per share by $0.24 and decrease the ratio of net investment income to average net assets by 2.38%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.


                       See Notes to Financial Statements

Morgan Stanley Limited Duration U.S. Treasury Trust
INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of Morgan Stanley Limited Duration U.S. Treasury Trust:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley Limited Duration U.S. Treasury Trust (the "Fund"), formerly Morgan Stanley Short-Term U.S. Treasury Trust, including the portfolio of investments, as of May 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Limited Duration U.S. Treasury Trust as of May 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
July 30, 2002


                       2002 Federal Tax Notice (unaudited)
     Of the Fund's ordinary income dividends paid during the fiscal year ended May 31, 2002, 100% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

Morgan Stanley Limited Duration U.S. Treasury Trust
TRUSTEE AND OFFICER INFORMATION


Independent Trustees:


                                                           TERM OF
                                                         OFFICE AND
                                        POSITION(S)       LENGTH OF
       NAME, AGE AND ADDRESS OF          HELD WITH          TIME                       PRINCIPAL OCCUPATION(S)
         INDEPENDENT TRUSTEE             REGISTRANT        SERVED*                       DURING PAST 5 YEARS
-----------------------------------     -----------     -------------      -----------------------------------------------
Michael Bozic (61)                        Trustee       Trustee since      Retired; Director or Trustee of the Morgan
c/o Mayer, Brown, Rowe & Maw                            April 1994         Stanley Funds and the TCW/DW Term Trusts;
Counsel to the Independent Trustees                                        formerly Vice Chairman of Kmart Corporation
1675 Broadway                                                              (December 1998-October 2000), Chairman and
New York, NY                                                               Chief Executive Officer of Levitz Furniture
                                                                           Corporation (November 1995-November 1998)
                                                                           and President and Chief Executive Officer of
                                                                           Hills Department Stores (May 1991-July 1995);
                                                                           formerly variously Chairman, Chief Executive
                                                                           Officer, President and Chief Operating Officer
                                                                           (1987-1991) of the Sears Merchandise Group
                                                                           of Sears, Roebuck & Co.


Edwin J. Garn (69)                        Trustee       Trustee since      Director or Trustee of the Morgan Stanley
c/o Summit Ventures LLC                                 January 1993       Funds and the TCW/DW Term Trusts; formerly
1 Utah Center                                                              United States Senator (R-Utah) (1974-1992)
201 S. Main Street                                                         and Chairman, Senate Banking Committee
Salt Lake City, UT                                                         (1980-1986); formerly Mayor of Salt Lake City,
                                                                           Utah (1971-1974); formerly Astronaut, Space
                                                                           Shuttle Discovery (April 12-19, 1985); Vice
                                                                           Chairman, Huntsman Corporation (chemical
                                                                           company); member of the Utah Regional
                                                                           Advisory Board of Pacific Corp.

Wayne E. Hedien (68)                      Trustee       Trustee since      Retired; Director or Trustee of the Morgan
c/o Mayer, Brown, Rowe & Maw                            September 1997     Stanley Funds and the TCW/DW Term Trusts;
Counsel to the Independent Trustees                                        formerly associated with the Allstate
1675 Broadway                                                              Companies (1966-1994), most recently as
New York, NY                                                               Chairman of The Allstate Corporation
                                                                           (March 1993-December 1994) and Chairman
                                                                           and Chief Executive Officer of its wholly-owned
                                                                           subsidiary, Allstate Insurance Company
                                                                           (July 1989-December 1994).




                                          NUMBER OF
                                        PORTFOLIOS IN
                                            FUND
                                          COMPLEX
       NAME, AGE AND ADDRESS OF           OVERSEEN
         INDEPENDENT TRUSTEE            BY TRUSTEE**               OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------     -------------        -----------------------------------------------
Michael Bozic (61)                           129             Director of Weirton Steel Corporation.
c/o Mayer, Brown, Rowe & Maw
Counsel to the Independent Trustees
1675 Broadway
New York, NY









Edwin J. Garn (69)                           129             Director of Franklin Covey (time management
c/o Summit Ventures LLC                                      systems), BMW Bank of North America, Inc.
1 Utah Center                                                (industrial loan corporation), United Space
201 S. Main Street                                           Alliance (joint venture between Lockheed Martin
Salt Lake City, UT                                           and the Boeing Company) and Nuskin Asia
                                                             Pacific (multilevel marketing); member of the
                                                             board of various civic and charitable
                                                             organizations.



Wayne E. Hedien (68)                         129             Director of The PMI Group Inc. (private
c/o Mayer, Brown, Rowe & Maw                                 mortgage insurance); Trustee and Vice
Counsel to the Independent Trustees                          Chairman of The Field Museum of Natural
1675 Broadway                                                History; director of various other business and
New York, NY                                                 charitable organizations.

Morgan Stanley Limited Duration U.S. Treasury Trust
TRUSTEE AND OFFICER INFORMATION continued


                                                         TERM OF
                                                        OFFICE AND
                                         POSITION(S)    LENGTH OF
        NAME, AGE AND ADDRESS OF          HELD WITH        TIME
          INDEPENDENT TRUSTEE             REGISTRANT      SERVED*       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------------------    -----------    -----------    ----------------------------------------------
Dr. Manuel H. Johnson (53)              Trustee       Trustee since    Chairman of the Audit Committee and Director
c/o Johnson Smick International, Inc.                 July 1991        or Trustee of the Morgan Stanley Funds and the
1133 Connecticut Avenue, N.W.                                          TCW/DW Term Trusts; Senior Partner, Johnson
Washington, D.C.                                                       Smick International, Inc., a consulting firm;
                                                                       Co-Chairman and a founder of the Group of
                                                                       Seven Council (G7C), an international economic
                                                                       commission; formerly Vice Chairman of the
                                                                       Board of Governors of the Federal Reserve
                                                                       System and Assistant Secretary of the U.S.
                                                                       Treasury.

Michael E. Nugent (66)                  Trustee       Trustee since    Chairman of the Insurance Committee and
c/o Triumph Capital, L.P.                             July 1991        Director or Trustee of the Morgan Stanley
237 Park Avenue                                                        Funds and the TCW/DW Term Trusts; director/
New York, NY                                                           trustee of various investment companies
                                                                       managed by Morgan Stanley Investment
                                                                       Management Inc. and Morgan Stanley
                                                                       Investments LP (since July 2001); General
                                                                       Partner, Triumph Capital, L.P., a private
                                                                       investment partnership; formerly Vice
                                                                       President, Bankers Trust Company and BT
                                                                       Capital Corporation (1984-1988).

John L. Schroeder (71)                  Trustee       Trustee since    Retired; Chairman of the Derivatives Committee
c/o Mayer, Brown, Rowe & Maw                          April 1994       and Director or Trustee of the Morgan Stanley
Counsel to the Independent Trustees                                    Funds and the TCW/DW Term Trusts; formerly
1675 Broadway                                                          Executive Vice President and Chief Investment
New York, NY                                                           Officer of the Home Insurance Company
                                                                       (August 1991-September 1995).




                                           NUMBER OF
                                         PORTFOLIOS IN
                                              FUND
                                             COMPLEX
        NAME, AGE AND ADDRESS OF            OVERSEEN
          INDEPENDENT TRUSTEE             BY TRUSTEE**          OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------------------------    -------------     ---------------------------------------------
Dr. Manuel H. Johnson (53)                    129          Director of NVR, Inc. (home construction);
c/o Johnson Smick International, Inc.                      Chairman and Trustee of the Financial
1133 Connecticut Avenue, N.W.                              Accounting Foundation (oversight organization
Washington, D.C.                                           of the Financial Accounting Standards Board).

Michael E. Nugent (66)                        207          Director of various business organizations.
c/o Triumph Capital, L.P.
237 Park Avenue
New York, NY

John L. Schroeder (71)                        129          Director of Citizens Communications Company
c/o Mayer, Brown, Rowe & Maw                               (telecommunications company).
Counsel to the Independent Trustees
1675 Broadway
New York, NY

Morgan Stanley Limited Duration U.S. Treasury Trust
TRUSTEE AND OFFICER INFORMATION continued


Interested Trustees:



                                                             TERM OF
                                                            OFFICE AND
                                       POSITION(S)           LENGTH OF
   NAME, AGE AND ADDRESS OF            HELD WITH               TIME
      INTERESTED TRUSTEE               REGISTRANT             SERVED*          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------     ---------------------     -------------     ------------------------------------------------
Charles A. Fiumefreddo (69)      Chairman, Director or     Trustee since     Chairman, Director or Trustee and Chief
c/o Morgan Stanley Trust         Trustee and Chief         July 1991         Executive Officer of the Morgan Stanley Funds
Harborside Financial Center,     Executive Officer                           and the TCW/DW Term Trusts; formerly
Plaza Two,                                                                   Chairman, Chief Executive Officer and Director
Jersey City, NJ                                                              of the Investment Manager, the Distributor and
                                                                             Morgan Stanley Services, Executive Vice
                                                                             President and Director of Morgan Stanley DW,
                                                                             Chairman and Director of the Transfer Agent,
                                                                             and Director and/or officer of various Morgan
                                                                             Stanley subsidiaries (until June 1998).

James F. Higgins (54)            Trustee                   Trustee since     Senior Advisor of Morgan Stanley (since
c/o Morgan Stanley Trust                                   June 2000         August 2000); Director of the Distributor and
Harborside Financial Center,                                                 Dean Witter Realty Inc.; Director or Trustee of
Plaza Two,                                                                   the Morgan Stanley Funds and the TCW/DW
Jersey City, NJ                                                              Term Trusts (since June 2000); previously
                                                                             President and Chief Operating Officer of the
                                                                             Private Client Group of Morgan Stanley
                                                                             (May 1999-August 2000), President and Chief
                                                                             Operating Officer of Individual Securities of
                                                                             Morgan Stanley (February 1997-May 1999).

Philip J. Purcell (58)           Trustee                   Trustee since     Director or Trustee of the Morgan Stanley
1585 Broadway                                              April 1994        Funds and the TCW/DW Term Trusts; Chairman
New York, NY                                                                 of the Board of Directors and Chief Executive
                                                                             Officer of Morgan Stanley and Morgan Stanley
                                                                             DW; Director of the Distributor; Chairman of the
                                                                             Board of Directors and Chief Executive Officer
                                                                             of Novus Credit Services Inc.; Director and/or
                                                                             officer of various Morgan Stanley subsidiaries.




                                       NUMBER OF
                                     PORTFOLIOS IN
                                         FUND
                                        COMPLEX
   NAME, AGE AND ADDRESS OF            OVERSEEN
      INTERESTED TRUSTEE              BY TRUSTEE**          OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------      ---------------     -------------------------------------------
Charles A. Fiumefreddo (69)               129           None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ





James F. Higgins (54)                     129           None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ





Philip J. Purcell (58)                    129           Director of American Airlines, Inc. and its
1585 Broadway                                           parent company, AMR Corporation.
New York, NY

------------
* Each Trustee serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

Morgan Stanley Limited Duration U.S. Treasury Trust
TRUSTEE AND OFFICER INFORMATION continued


Officers:


                                                     Term of
                                                   Office and
                                  Position(s)       Length of
  Name, Age and Address of         Held with          Time
      Executive Officer           Registrant         Served*       Principal Occupation(s) During Past 5 Years
----------------------------   ---------------   ---------------   -----------------------------------------------------------------
Mitchell M. Merin (48)         President         President since   President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                      May 1999          Investment Management (since December 1998); President, Director
New York, NY                                                       (since April 1997) and Chief Executive Officer (since June 1998)
                                                                   of the Investment Manager and Morgan Stanley Services; Chairman,
                                                                   Chief Executive Officer and Director of the Distributor (since
                                                                   June 1998); Chairman and Chief Executive Officer (since June
                                                                   1998) and Director (since January 1998) of the Transfer Agent;
                                                                   Director of various Morgan Stanley subsidiaries; President of the
                                                                   Morgan Stanley Funds and TCW/DW Term Trusts (since May 1999);
                                                                   Trustee of various Van Kampen investment companies (since
                                                                   December 1999); previously Chief Strategic Officer of the
                                                                   Investment Manager and Morgan Stanley Services and Executive Vice
                                                                   President of the Distributor (April 1997-June 1998), Vice
                                                                   President of the Morgan Stanley Funds (May 1997-April 1999), and
                                                                   Executive Vice President of Morgan Stanley.

Barry Fink (47)                Vice President,   Vice President,   General Counsel (since May 2000) and Managing Director (since
1221 Avenue of the Americas    Secretary and     Secretary         December 2000) of Morgan Stanley Investment Management; Managing
New York, NY                   General Counsel   and General       Director (since December 2000), and Secretary and General Counsel
                                                 Counsel since     (since February 1997) and Director (since July 1998) of the
                                                 February 1997     Investment Manager and Morgan Stanley Services; Assistant
                                                                   Secretary of Morgan Stanley DW; Vice President, Secretary and
                                                                   General Counsel of the Morgan Stanley Funds and TCW/DW Term
                                                                   Trusts (since February 1997); Vice President and Secretary of the
                                                                   Distributor; previously, Senior Vice President, Assistant
                                                                   Secretary and Assistant General Counsel of the Investment Manager
                                                                   and Morgan Stanley Services.

Thomas F. Caloia (56)          Treasurer         Treasurer since   First Vice President and Assistant Treasurer of the Investment
c/o Morgan Stanley Trust                         April 1989        Manager, the Distributor and Morgan Stanley Services; Treasurer
Harborside Financial Center,                                       of the Morgan Stanley Funds.
Plaza Two
Jersey City, NJ

W. David Armstrong (43)        Vice President    Since February    Managing Director and Portfolio Manager of the Investment Manager
One Tower Bridge                                 2001              and its investment management affiliates (since 1998); previously
West Conshohocken, PA                                              a Senior Vice President at Lehman Brothers (1995-1998).

Paul F. O'Brien (46)           Vice President    Since February    Executive Director of the Investment Manager and its investment
One Tower Bridge                                 2001              management affiliates for over 5 years.
West Conshohocken, PA

------------
 * Each Officer serves an indefinite term, until his or her successor is elected.

                 (This page has been left blank intentionally.)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

W. David Armstrong
Vice President

Paul F. O'Brien
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020


This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus.
The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.
Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.


[MORGAN STANLEY LOGO]





[MORGAN STANLEY LOGO]


[GRAPHIC OMITTED]


MORGAN STANLEY
LIMITED DURATION
U.S. TREASURY TRUST



ANNUAL REPORT
May 31, 2002